                                                           Exhibit No. EX-99.q.1

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE  PRESENTS,  that each of the  undersigned,  being the trustees of the  RevenueShares  ETF Trust (the  "Trust"),  a Delaware  statutory trust, and the Trust, which has filed or will file with the U.S.  Securities and
Exchange Commission (the "SEC") pursuant to the provisions of the Securities Act of 1933, as amended,  and/or the Investment  Company Act of 1940, as amended,  a
Registration  Statement of the Trust and amendments thereto for the registration under said Act, of the Trust,  hereby  constitutes and appoints Vincent T. Lowry with power to act without the others, as his or her attorney, with full power of substitution and resubstitution, for and in his or her name, place and stead, in any and all capacities, to approve, and sign such Registration Statement and any and all amendments thereto,  and to file the same, with all exhibits thereto and other documents in connection therewith, with the SEC, hereby granting unto said attorney  full power and authority to do and perform all and every act and thing requisite  to all intents and purposes as he or she might or could do in person, hereby  ratifying  and  confirming  that which said  attorney may lawfully do or cause to be done by virtue  hereof.  This  instrument  may be executed in one or more counterparts.

     IN WITNESS  WHEREOF,  the  undersigned has herewith set his or her name and seal as of this 14th day of December, 2007.

                                                 /s/ Vincent DiStefano
                                                 Vincent DiStefano

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE  PRESENTS,  that each of the  undersigned,  being the trustees of the  RevenueShares  ETF Trust (the  "Trust"),  a Delaware  statutory trust, and the Trust, which has filed or will file with the U.S.  Securities and
Exchange Commission (the "SEC") pursuant to the provisions of the Securities Act of 1933, as amended,  and/or the Investment  Company Act of 1940, as amended,  a
Registration  Statement of the Trust and amendments thereto for the registration under said Act, of the Trust,  hereby  constitutes and appoints Vincent T. Lowry with power to act without the others, as his or her attorney, with full power of substitution and resubstitution, for and in his or her name, place and stead, in any and all capacities, to approve, and sign such Registration Statement and any and all amendments thereto,  and to file the same, with all exhibits thereto and other documents in connection therewith, with the SEC, hereby granting unto said attorney  full power and authority to do and perform all and every act and thing requisite  to all intents and purposes as he or she might or could do in person, hereby  ratifying  and  confirming  that which said  attorney may lawfully do or cause to be done by virtue  hereof.  This  instrument  may be executed in one or more counterparts.

     IN WITNESS  WHEREOF,  the  undersigned has herewith set his or her name and seal as of this 14th day of December, 2007.

                                                 /s/ Lawrence A. Goldberg
                                                 Lawrence A. Goldberg

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE  PRESENTS,  that each of the  undersigned,  being the trustees of the  RevenueShares  ETF Trust (the  "Trust"),  a Delaware  statutory trust, and the Trust, which has filed or will file with the U.S.  Securities and
Exchange Commission (the "SEC") pursuant to the provisions of the Securities Act of 1933, as amended,  and/or the Investment  Company Act of 1940, as amended,  a
Registration  Statement of the Trust and amendments thereto for the registration under said Act, of the Trust,  hereby  constitutes and appoints Vincent T. Lowry with power to act without the others, as his or her attorney, with full power of substitution and resubstitution, for and in his or her name, place and stead, in any and all capacities, to approve, and sign such Registration Statement and any and all amendments thereto,  and to file the same, with all exhibits thereto and other documents in connection therewith, with the SEC, hereby granting unto said attorney  full power and authority to do and perform all and every act and thing requisite  to all intents and purposes as he or she might or could do in person, hereby  ratifying  and  confirming  that which said  attorney may lawfully do or cause to be done by virtue  hereof.  This  instrument  may be executed in one or more counterparts.

     IN WITNESS  WHEREOF,  the  undersigned has herewith set his or her name and seal as of this 14th day of December, 2007.

                                                 /s/ James C. McAuliffe
                                                 James C. McAuliffe

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE  PRESENTS,  that each of the  undersigned,  being the trustees of the  RevenueShares  ETF Trust (the  "Trust"),  a Delaware  statutory trust, and the Trust, which has filed or will file with the U.S.  Securities and
Exchange Commission (the "SEC") pursuant to the provisions of the Securities Act of 1933, as amended,  and/or the Investment  Company Act of 1940, as amended,  a
Registration  Statement of the Trust and amendments thereto for the registration under said Act, of the Trust,  hereby  constitutes and appoints Vincent T. Lowry with power to act without the others, as his or her attorney, with full power of substitution and resubstitution, for and in his or her name, place and stead, in any and all capacities, to approve, and sign such Registration Statement and any and all amendments thereto,  and to file the same, with all exhibits thereto and other documents in connection therewith, with the SEC, hereby granting unto said attorney  full power and authority to do and perform all and every act and thing requisite  to all intents and purposes as he or she might or could do in person, hereby  ratifying  and  confirming  that which said  attorney may lawfully do or cause to be done by virtue  hereof.  This  instrument  may be executed in one or more counterparts.

     IN WITNESS  WHEREOF,  the  undersigned has herewith set his or her name and seal as of this 14th day of December, 2007.

                                                 /s/ Christian W. Myers, III
                                                 Christian W. Myers, III

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE  PRESENTS,  that each of the  undersigned,  being the trustees of the  RevenueShares  ETF Trust (the  "Trust"),  a Delaware  statutory trust, and the Trust, which has filed or will file with the U.S.  Securities and
Exchange Commission (the "SEC") pursuant to the provisions of the Securities Act of 1933, as amended,  and/or the Investment  Company Act of 1940, as amended,  a
Registration  Statement of the Trust and amendments thereto for the registration under said Act, of the Trust,  hereby  constitutes and appoints Vincent T. Lowry with power to act without the others, as his or her attorney, with full power of substitution and resubstitution, for and in his or her name, place and stead, in any and all capacities, to approve, and sign such Registration Statement and any and all amendments thereto,  and to file the same, with all exhibits thereto and other documents in connection therewith, with the SEC, hereby granting unto said attorney  full power and authority to do and perform all and every act and thing requisite  to all intents and purposes as he or she might or could do in person, hereby  ratifying  and  confirming  that which said  attorney may lawfully do or cause to be done by virtue  hereof.  This  instrument  may be executed in one or more counterparts.

     IN WITNESS  WHEREOF,  the  undersigned has herewith set his or her name and seal as of this 14th day of December, 2007.

                                                 /s/ Jack Kolodziej
                                                 Jack Kolodziej